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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 27, 2006

CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2006, providing for the issuance of Chase Mortgage Finance Trust Multi-Class Mortgage Pass-Through Certificates, Series 2006-S3)

                   Chase Mortgage Finance Trust Series 2006-S3
                   -------------------------------------------
                                (Issuing Entity)

                       Chase Mortgage Finance Corporation
                   -------------------------------------------
                                   (Depositor)

                             Chase Home Finance LLC
                   -------------------------------------------
                                    (Sponsor)

                       Chase Mortgage Finance Corporation
                   -------------------------------------------
                                  (Registrant)

          Delaware                   333-130223                52-1495132
          --------                   ----------                ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      Of Incorporation)             File Number)           Identification No.)

   194 Wood Avenue South, 3rd Floor                                08830
          Iselin, New Jersey                                       -----
    (Address of Principal Executive                              (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (732) 205-0600

                                    No Change
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Item 8.01.  Other Events

         The Registrant registered issuances of Chase Mortgage Finance Trust Series 2006-S3 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130223 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $800,001,978 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class A-P, Class A-R, Class A-M, Class M-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates of its Chase Mortgage Finance Trust Series 2006-S3 Multi-Class Mortgage Pass-Through Certificates, Series 2006-S3 on October 27, 2006.

         This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated October 16, 2006, as supplemented by the Prospectus Supplement, dated October 24, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of October 1, 2006, among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer, JPMorgan Chase Bank, N.A., as custodian, The Bank of New York Trust Company, N.A., as paying agent and The Bank of New York Trust Company, N.A., as trustee. The "Certificates" consist of the following classes:
Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class A-P, Class A-R, Class A-M, Class M-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $800,001,978 as of October 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                    The Mortgage Loan Sale Agreement, dated as of October 1, 2006, between Chase Home Finance LLC and Chase Mortgage Finance Corporation is attached hereto as Exhibit 99.1.

         Item 9.01.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

             4.1 Pooling and Servicing Agreement, dated as of October 1, 2006, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian, The Bank of New York Trust Company, N.A., as Paying Agent and The Bank of New York Trust Company, N.A., as Trustee.

             99.1 Mortgage Loan Sale Agreement, dated as of October 1, 2006, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE MORTGAGE FINANCE
                                                CORPORATION



                                          By: /s/ Bruce Friedman
                                              ------------------
                                              Name:  Bruce Friedman
                                              Title: Authorized Signatory



Dated:  November 13, 2006



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                                  EXHIBIT INDEX

  Exhibit No.              Description
  -----------              -----------

  4.1 Pooling and Servicing Agreement, dated as of October 1, 2006, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian, The Bank of New York Trust Company, N.A., as Paying Agent and The Bank of New York Trust Company, N.A., as Trustee.

  99.1 Mortgage Loan Sale Agreement, dated as of October 1, 2006, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.